Exhibit 99.1


MBNA MASTER CREDIT CARD TRUST 1991-1

KEY PERFORMANCE FACTORS
February, 1997

Scheduled Maturity                                                 4/15/97


Coupon                                                  7.75%


Excess Protection Level
   3 Month Average  8.07%
     February, 1997  9.76%
     January, 1997  7.06%
     December, 1996  7.40%

Cash Yield                                              26.31%

Investor Charge Offs                                    6.30%

Base Rate                                               10.25%

Over 35 Day Delinquency                                 5.15%

Seller's Interest                                       21.86%

Total Payment Rate                                      10.20%

Total Principal Balance                                $7,337,714,449.86

Investor Participation Amount                          $166,666,666.70

Seller Participation Amount                            $1,604,381,116.50